                                   FORM 8-K
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of l934

Date of Report (Date of earliest event reported)     July 8, 1998
                                                --------------------------------

--------------------------------------------------------------------------------

         FCC National Bank on Behalf of First Chicago Master Trust II
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charters)


  United States of America               0-16337                 51-0269396
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                File Numbers)          Identification No.)


One Gateway Center, 300 King Street, Wilmington, Delaware            19801
--------------------------------------------------------------------------------
         (Address of principal executive office)                  (Zip Code)


Registrant's telephone number, including area code:   302-656-5020

                                    1 of 84
                            Exhibit Index on Page 5

Item 5.   Other Events.
------

Effective for the June 1998 Due Period, FCC National Bank (the "Bank") will transfer amounts collected on recoveries of charged off Accounts to First Chicago Master Trust II (the "Trust"). Any recoveries so transferred will generally be treated as collections of Finance Charge Receivables. Amounts treated as recoveries will be included in collections for the July 1998 Distribution Date. Recoveries are generated only from collections received on Defaulted Receivables which were charged off while included in the assets of the Trust. The information contained in Exhibit 28 hereto reflects the addition of the amounts of such recoveries.

The Registrant's hereby incorporates by reference the information contained in
Exhibit 28 hereto in response to this Item 5.

Item 7.   Financial Statements and Exhibits.
-------

(c) Exhibits
       28A.  Monthly Servicer's Certificate -
             Floating Rate Asset Backed Certificates Series
             1993-F, Floating Rate Credit Card Certificates
             Series 1993-H, Floating Rate Asset Backed
             Certificates Series 1994-J, Floating Rate
             Credit Card Certificates Series 1994-K, 7.15%
             Credit Card Certificates Series 1994-L, Floating Rate
             Credit Card Certificates Series 1995-M, Floating Rate
             Credit Card Certificates Series 1995-N, Floating Rate
             Credit Card Certificates Series 1995-O, Floating Rate
             Credit Card Certificates Series 1995-P, Floating
             Rate Asset Backed Certificates Series 1996-Q, Floating
             Rate Asset Backed Certificates Series 1996-R,
             Floating Rate Asset Backed Certificates Series 1996-S, Floating Rate Asset Backed Certificates Series 1997-T and Floating Rate Asset Backed Certificates Series 1997-U.

       28B.  Certificateholder's Payment Date Statement -
             First Chicago Master Trust II Floating Rate Asset
             Backed Certificates Series 1993-F.

       28C.  Certificateholder's Payment Date Statement -
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1993-H.

       28D.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Asset
             Backed Certificates Series 1994-J.

                                    2 of 84

       28E.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1994-K.

       28F.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II 7.15% Credit Card
             Certificates Series 1994-L.

       28G.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-M.

       28H.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-N.

       28I.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-O.

       28J.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-P.

       28K.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-Q.

       28L. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-R.

       28M. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-S.

       28N. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1997-T

       28O. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1997-U

                                    3 of 84

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             FCC NATIONAL BANK
                             ----------------------------------


Date: July 8, 1998         By  /s/  Sharon A. Renchof
                             --------------------------------
                             Title: Assistant Secretary


                                    4 of 84

                               INDEX TO EXHIBITS


Exhibit                 Description of
Number                      Exhibit
-------                 --------------
  28A.          Monthly Servicer's Certificate -
                  First Chicago Master Trust II Floating
                  Rate Asset Backed Certificates Series 1993-F,
                  Floating Rate Credit Card Certificates
                  Series 1993-H, Floating Rate Asset Backed
                  Certificates Series 1994-J, Floating Rate
                  Credit Card Certificates Series 1994-K, 7.15%
                  Credit Card Certificates Series 1994-L,
                  Floating Rate Credit Card Certificates Series
                  1995-M, Floating Rate Credit Card
                  Certificates Series 1995-N, Floating Rate
                  Credit Card Certificates Series 1995-O,
                  Floating Rate Credit Card Certificates
                  Series 1995-P, Floating Rate Asset
                  Backed Certificates Series 1996-Q, Floating
                  Rate Asset Backed Certificates Series
                  1996-R, Floating Rate Asset Backed
                  Certificates Series 1996-S,
                  Floating Rate Asset Backed Certificates Series 1997-T and Floating Rate Asset Backed Certificates Series 1997-U

  28B.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Asset Backed
                  Certificates Series 1993-F.

                                    5 of 84

  28C.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1993-H.

  28D.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1994-J.

  28E.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1994-K.

  28F.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II 7.15% Credit Card
           Certificates Series 1994-L.

  28G.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-M.

  28H.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-N.

  28I.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-O.

  28J.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-P.

  28K.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1996-Q.

  28L.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1996-R.

  28M.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1996-S.

  28N.   Certificateholder's Payment Date
           Statement-First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1997-T

  28O.   Certificateholder's Payment Date
           Statement-First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1997-U


                                    6 of 84

                                                                     EXHIBIT 28A

                        MONTHLY SERVICER'S CERTIFICATE

                               FCC National Bank

                         First Chicago Master Trust II
                                 July 7, 1998


The undersigned, duly authorized representatives of FCC National Bank ("FCCNB"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of June 1, 1990, as amended and supplemented, (the "Pooling and Servicing Agreement") by and between FCCNB, as Seller and Servicer and Norwest Bank Minnesota, National Association, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

     2. FCCNB is as of the date hereof the Seller and the Servicer under the Pooling and Servicing Agreement.


     3.  The undersigned are Servicing Officers.

     4.  The aggregate amount of Collections processed for
         the Due Period for this Distribution Date was
         equal to...........................................  $4,108,963,774.13

     5.  (a) The aggregate amount of such Collections
         allocated to Principal Receivables for the Due
         Period for this Distribution Date was equal to.....  $3,888,453,984.83

         (b) The aggregate amount of such Collections
         allocated to Finance Charge Receivables for the Due
         Period for this Distribution Date was equal to.....    $220,509,789.30

     6.  (a) The aggregate Interchange Amount (which will be
         included as Finance Charge Receivables for all
         Series) for this Distribution Date was equal to....     $50,958,043.03

         (b) The aggregate Net Recoveries Amount (which will
         be included as Finance Charge Receivables for all
         Series) for this Distribution Date was equal to....      $8,954,905.26

     7.  The Invested Pecentage of Collections allocated to
         Principal Receivables for the Due Period was equal to for:

               Series 1993 - F..............................             4.542%
               Series 1993 - H..............................             4.542%
               Series 1994 - J..............................             3.244%
               Series 1994 - K..............................             3.244%
               Series 1994 - L..............................             3.244%
               Series 1995 - M..............................             3.708%
               Series 1995 - N..............................             3.708%
               Series 1995 - O..............................             3.708%
               Series 1995 - P..............................             3.708%
               Series 1996 - Q..............................             6.674%
               Series 1996 - R..............................             2.966%
               Series 1996 - S..............................             5.191%
               Series 1997 - T..............................             4.450%
               Series 1997 - U..............................             2.966%

                                    7 of 84

     8. The Invested Percentage of Collections allocated to Finance Charge Receivables for the Due Period was equal to for:

               Series 1993 - F..............................             2.271%
               Series 1993 - H..............................             3.028%
               Series 1994 - J..............................             3.244%
               Series 1994 - K..............................             3.244%
               Series 1994 - L..............................             3.244%
               Series 1995 - M..............................             3.708%
               Series 1995 - N..............................             3.708%
               Series 1995 - O..............................             3.708%
               Series 1995 - P..............................             3.708%
               Series 1996 - Q..............................             6.674%
               Series 1996 - R..............................             2.966%
               Series 1996 - S..............................             5.191%
               Series 1997 - T..............................             4.450%
               Series 1997 - U..............................             2.966%

     9. The Invested Percentage with respect to the Investor Default Amount for the Due Period was equal to for:

               Series 1993 - F..............................             2.271%
               Series 1993 - H..............................             3.028%
               Series 1994 - J..............................             3.244%
               Series 1994 - K..............................             3.244%
               Series 1994 - L..............................             3.244%
               Series 1995 - M..............................             3.708%
               Series 1995 - N..............................             3.708%
               Series 1995 - O..............................             3.708%
               Series 1995 - P..............................             3.708%
               Series 1996 - Q..............................             6.674%
               Series 1996 - R..............................             2.966%
               Series 1996 - S..............................             5.191%
               Series 1997 - T..............................             4.450%
               Series 1997 - U..............................             2.966%

     10. The aggregate amount of drawings or payments, if any, under the Enhancement, if any, required to be made on the next succeeding Distribution Date is equal to for:

               Series 1993 - F..............................              $0.00
               Series 1993 - H..............................              $0.00
               Series 1994 - J..............................              $0.00
               Series 1994 - K..............................              $0.00
               Series 1994 - L..............................              $0.00
               Series 1995 - M..............................              $0.00
               Series 1995 - N..............................              $0.00
               Series 1995 - O..............................              $0.00
               Series 1995 - P..............................              $0.00
               Series 1996 - Q..............................              $0.00
               Series 1996 - R..............................              $0.00
               Series 1996 - S..............................              $0.00
               Series 1997 - T..............................              $0.00
               Series 1997 - U..............................              $0.00

                                    8 of 84

     11. The amount of interest due on the Cash Collateral
         Account loan, if applicable, required to be paid on the next Distribution Date is equal to for:

               Series 1993 - F..............................         $16,673.61
               Series 1993 - H..............................         $25,863.87
               Series 1994 - J..............................         $24,008.15
               Series 1994 - K..............................         $25,474.73
               Series 1994 - L..............................         $17,468.27
               Series 1995 - M..............................              $0.00
               Series 1995 - N..............................              $0.00
               Series 1995 - O..............................              $0.00
               Series 1995 - P..............................              $0.00
               Series 1996 - Q..............................              $0.00
               Series 1996 - R..............................              $0.00
               Series 1996 - S..............................              $0.00
               Series 1997 - T..............................              $0.00
               Series 1997 - U..............................              $0.00

     12. The amount of Monthly Servicing Fee required to be paid on the next succeeding Distribution Date is equal to for:

               Series 1993 - F..............................        $612,500.00
               Series 1993 - H..............................        $777,777.78
               Series 1994 - J..............................        $833,333.33
               Series 1994 - K..............................        $833,333.33
               Series 1994 - L..............................        $833,333.33
               Series 1995 - M..............................        $952,380.95
               Series 1995 - N..............................        $952,380.95
               Series 1995 - O..............................        $952,380.95
               Series 1995 - P..............................        $952,380.95
               Series 1996 - Q..............................      $1,714,285.71
               Series 1996 - R..............................        $761,904.77
               Series 1996 - S..............................      $1,333,333.34
               Series 1997 - T..............................      $1,142,857.14
               Series 1997 - U..............................        $761,904.77

     13. The aggregate amount payable to Investor
         Certificateholders on the succeeding Distribution
         Date in respect of interest is equal to for:

               Series 1993 - F..............................      $1,746,354.17
               Series 1993 - H..............................      $2,289,583.33
               Series 1994 - J..............................      $2,461,458.33
               Series 1994 - K..............................      $2,447,916.67
               Series 1994 - L..............................      $2,979,166.67
               Series 1995 - M..............................      $2,817,261.90
               Series 1995 - N..............................      $2,781,547.62
               Series 1995 - O..............................      $2,819,049.28
               Series 1995 - P..............................      $2,792,544.26
               Series 1996 - Q..............................      $4,985,892.86
               Series 1996 - R..............................      $2,196,617.15
               Series 1996 - S..............................      $3,889,128.67
               Series 1997 - T..............................      $3,297,500.00
               Series 1997 - U..............................      $2,215,952.39


                                    9 of 84

     14. The aggregate amount payable to Investor
         Certificateholders on the succeeding Distribution
         Date in respect of principal is equal to for:

               Series 1993 - F..............................     $58,333,333.33
               Series 1993 - H..............................     $58,333,333.33
               Series 1994 - J..............................              $0.00
               Series 1994 - K..............................              $0.00
               Series 1994 - L..............................              $0.00
               Series 1995 - M..............................              $0.00
               Series 1995 - N..............................              $0.00
               Series 1995 - O..............................              $0.00
               Series 1995 - P..............................              $0.00
               Series 1996 - Q..............................              $0.00
               Series 1996 - R..............................              $0.00
               Series 1996 - S..............................              $0.00
               Series 1997 - T..............................              $0.00
               Series 1997 - U..............................              $0.00

     15. The excess, if any, of the First Chicago Amount
         over the Aggregate Principal Receivables required
         to be maintained pursuant to the Agreement.........  $6,796,646,926.69

     16. The First Chicago Amount for the Due Period divided
         by Aggregate Principal Receivables for the Due
         Period.............................................            47.888%

     17. The Minimum First Chicago Interest Percentage......             7.000%

     18. Attached hereto is a true and correct copy of the statement required to be delivered by the Servicer on the date of this Certificate to the Trustee in respect of each Series outstanding pursuant to
         Section 5.02(a) of the Agreement, if applicable.

     19. As of the date hereof, to the best knowledge of the
         undersigned, no default in the performance of the
         obligation of the Servicer under the Pooling and
         Servicing Agreement has occurred or is continuing
         except as follows:                                                NONE

     20. As of the date hereof no Liquidation Event has been deemed to have occurred for the Due Period for this Distribution Date with respect to any Series.

     21. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than the Lien granted by the Pooling and Servicing Agreement.

     22. During the preceding calendar month, the number of
         newly - originated Accounts was....................             94,027



         IN WITNESS WHEREOF, the undersigned have duly executed and delivered this certificate the date first set forth above.


                                  FCC NATIONAL BANK
                                     as Servicer


                                  By: /s/ James A. Harwood
                                     ----------------------------------
                                              Servicing Officer

                                  By: /s/ Charlotte Drevant
                                     ----------------------------------
                                              Servicing Officer


                                   10 of 84

                                                                     EXHIBIT 28B


                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

                       ---------------------------------

                         FIRST CHICAGO MASTER TRUST II

                                Series 1993 - F

                                 July 7, 1998

                       ---------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1993 - F Supplement dated as of June 01, 1993 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the July 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A. Information Regarding the Current Distribution (Stated on the Basis of $1,000 Original Principal Amount.)

    1.  The total amount of the distribution to
        Series 1993 - F Certificateholders on the
        Payment Date per $1,000 interest......................           $85.828

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of principal
        on the Series 1993 - F Certificates, per
        $1,000 interest.......................................           $83.333

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Series 1993 - F Certificates, per $1,000
        interest..............................................            $2.495


                                   11 of 84

B.  Information Regarding the Performance of the Trust.

    1.  Collections of Receivables.

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series...............   $490,911,412.40

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1993 - F Certificates......................   $182,524,578.01

    c.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which  were
        allocated in respect of the Series 1993 - F
        Certificates, per $1,000 interest.....................          $260.749

    d.  Excess Principal Collections allocated
        in respect of the Series 1993 - F Certificates,
        if any ...............................................              0.00


    2.  Receivables in Trust.

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series)..............$15,410,932,645.69

    b.  The amount of Principal Receivables in
        the Trust represented by the Series 1993 - F
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date.....................................   $350,000,000.02

    c.  The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1993 - F  Certificates for the Due
        Period with respect to the current
        Distribution Date.....................................            2.271%

    d.  The Invested Percentage with respect to
        Principal Receivables for the Series 1993 - F
        Certificates for the Due Period with respect
        to the current Distribution Date......................            4.542%

    e.  The Pre-Allocated Invested Amount for
        the Due period with respect to the
        current Distribution date.............................             $0.00

                                   12 of 84




3.   Delinquent Balances.

     The aggregate amount of outstanding balances in
     the Accounts which were 30 or more days delinquent
     as of the end of the Due Period for the current
     Distribution Date. ...............................          $721,628,664.66

4.   Investor Default Amount.

     The aggregate amount of all Defaulted Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1993 - F Certificates
     (the "Investor Default Amount").

a.   Investor Default Amount...........................          $  2,556,128.10

b.   Recoveries........................................          $    203,376.20

c.   Net Default Receivables...........................          $  2,352,751.90

5.   Investor Charge-offs.

a.   The amount of the Investor Charge-Offs per $1,000
     interest after reimbursement of any such Investor
     Charge-Offs for the Due Period with respect to the
     current Distribution Date.........................          $          0.00

b.   The amount attributable to Investor Charge-Offs,
     if any, by which the principal balance of the
     Series 1993 - F Certificates exceeds the Invested
     Amount as of the end of the day on the Record Date
     with respect to the current Distribution Date.....          $          0.00

6.   Monthly Servicing Fee.

a.   The amount of the Monthly Servicing Fee payable
     from Available Funds by the Trust to the Servicer
     with respect to the current Distribution Date.....          $    145,833.33

b.   The amount of the Interchange Monthly Servicing
     Fee payable to the Servicer with respect to the
     current Distribution Date.........................          $    466,666.67

7.   Available Cash Collateral Amount.

a.   The amount, if any, withdrawn from the Cash
     Collateral Account for the current Distribution
     Date (the "Withdrawal Amount")....................          $          0.00

                                   13 of 84



b.   The amount available to be withdrawn from the Cash
     Collateral Account (the "Available Cash Collateral
     Amount") as of the end of the day on the current
     Distribution Date, after giving effect to all
     withdrawals, deposits and payments to be made in
     respect of the preceding Due Period ..............           $45,500,000.00

c.   The Available Cash Collateral Amount as computed
     in 7.b. as a percentage of the Invested Amount of
     the Series 1993 - F Certificates as of such Due
     Period ...........................................                  13.000%

C.   The Pool Factor.

     The Pool factor (which represents the ratio of
     the Invested Amount on the last  day of the month
     ending on the Record Date adjusted for Investor
     Charge-Offs set forth in B.5.a. above and for the
     distributions of principal set forth in A.2 above
     to the Initial Invested Amount).  The amount of a
     Certificateholder's pro rata share of the Invested
     Amount can be determined by multiplying the
     original denomination of the .....................             41.66666667%

D.   Deficit Controlled Amortization Amount.

1.   The Deficit Controlled Amortization Amount for the
     preceding Due Period...............................         $          0.00

                              FCC National Bank,
                              Servicer


                              By /s/ James A. Harwood
                                 ------------------------------------
                              Title: Vice President


                                   14 of 84

                                                                     EXHIBIT 28C

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK


               ------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1993 - H
                                 July 7, 1998

               ------------------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1993 - H Supplement dated as of August 01, 1993 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the July 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A. Information Regarding the Current Distribution
   ----------------------------------------------
   (Stated on the Basis of $1,000 Original Principal Amount.)
   ----------------------------------------------------------

     1. The total amount of the distribution to Series
        1993 - H Certificateholders on the Payment Date
        per $1,000 interest.................................            $86.604

     2. The amount of the distribution set forth in
        paragraph 1 above in respect of principal on the
        Series 1993 - H Certificates, per $1,000 interest...            $83.333

     3. The amount of the distribution set forth in
        paragraph 1 above in respect of interest on the
        Series 1993 - H Certificates, per $1,000 interest...             $3.271


                                   15 of 84

B. Information Regarding the Performance of the Trust.
   ---------------------------------------------------

     1. Collections of Receivables.
        ---------------------------

     a. The aggregate amount of Collections of
        Receivables processed for the Due Period with
        respect to the current Distribution Date which
        were allocated in respect of the Investor
        Certificates of all Series..........................    $490,911,412.40

     b. The aggregate amount of Collections of Receivables
        processed for the Due Period with respect to the
        current Distribution Date which were allocated in
        respect of the Series 1993 - H Certificates.........    $184,628,041.18

     c. The amount of Collections of Receivables processed
        for the Due Period with respect to the current
        Distribution Date which were allocated in respect
        of the Series 1993 - H Certificates, per $1,000
        interest............................................           $263.754

     d. Excess Principal Collections allocated in respect
        of the Series 1993 - H Certificates, if any.........               0.00

     2. Receivables in Trust.
        ---------------------

     a. Aggregate Principal Receivables for the Due Period
        with respect to the current Distribution Date (which
        reflects the Principal Receivables represented by
        the Exchangeable Seller's Certificate and by the
        Investor Certificates of all Series)................ $15,410,932,645.69

     b. The amount of Principal Receivables in the Trust
        represented by the Series 1993 - H Certificates
        (the "Invested Amount") for the Due Period with
        respect to the current Distribution Date............    $466,666,666.68

     c. The Invested Percentage with respect to Finance
        Charge Receivables (including Interchange) and
        Defaulted Receivables for the Series 1993 - H
        Certificates for the Due Period with respect to
        the current Distribution Date.......................             3.028%

     d. The Invested Percentage with respect to Principal
        Receivables for the Series 1993 - H Certificates for
        the Due Period with respect to the current
        Distribution Date...................................             4.542%

     e. The Pre-Allocated Invested Amount for the Due period
        with respect to the current Distribution date........             $0.00


                                   16 of 84

     3. Delinquent Balances.
        --------------------

        The aggregate amount of outstanding balances in
        the Accounts which were 30 or more days
        delinquent as of the end of the Due Period for
        the current Distribution Date.......................    $721,628,664.66

     4. Investor Default Amount.
        ------------------------

        The aggregate amount of all Defaulted Receivables written off as uncollectible during the Due
        Period with respect to the current Distribution
        Date allocable to the Series 1993 - H Certificates
        (the "Investor Default Amount").

     a. Investor Default Amount.............................      $3,408,170.81

     b. Recoveries..........................................        $271,168.26

     c. Net Default Receivables.............................      $3,137,002.55

     5. Investor Charge-offs.
        ---------------------

     a. The amount of the Investor Charge-Offs per $1,000
        interest after reimbursement of any such Investor
        Charge-Offs for the Due Period with respect to the
        current Distribution Date...........................              $0.00

     b. The amount attributable to Investor Charge-Offs, if
        any, by which the principal balance of the Series
        1993 - H Certificates exceeds the Invested Amount as
        of the end of the  day on the Record Date with
        respect to the current Distribution Date............              $0.00

     6. Monthly Servicing Fee.
        ----------------------

     a. The amount of the Monthly Servicing Fee payable from
        Available Funds by the Trust to the Servicer with
        respect to the current Distribution Date............        $291,666.67

     b. The amount of the Interchange Monthly Servicing Fee
        payable to the Servicer with respect to the current
        Distribution Date...................................        $486,111.11

     7. Available Cash Collateral Amount.
        ---------------------------------

     a. The amount, if any, withdrawn from the Cash
        Collateral Account for the current Distribution
        Date (the "Withdrawal Amount")......................              $0.00


                                   17 of 84

     b. The amount available to be withdrawn from the Cash
        Collateral Account (the "Available Cash Collateral
        Amount") as of the end of the day on the current
        Distribution Date, after giving effect to all
        withdrawals, deposits and payments to be made in
        respect of the preceding Due Period ................     $60,666,666.67

     c. The Available Cash Collateral Amount as computed in
        7.b. as a percentage of the Invested Amount of the
        Series 1993 - H Certificates as of such Due Period..            13.000%

C. The Pool Factor.
   ----------------

     The Pool factor (which represents the ratio of the
     Invested Amount on the last day of the month ending on
     the Record Date adjusted for Investor Charge-Offs set
     forth in B.5.a. above and for the distributions of
     principal set forth in A.2 above to the Initial
     Invested Amount). The amount of a Certificateholder's
     pro rata share of the Invested Amount can be determined
     by multiplying the original denomination of the
     holder's Certificate by the Pool Factor................       58.33333334%

D. Deficit Controlled Amortization Amount.
   ---------------------------------------

     1. The Deficit Controlled Amortization Amount for the
        preceding Due Period...............................               $0.00


                                  FCC Natonal Bank,
                                  Servicer


                                  By: /s/ James A. Harwood
                                     ----------------------------------
                                     Title: Vice President


                                   18 of 84

                                                                    EXHIBIT 28D

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK


                  ------------------------------------------

                         FIRST CHICAGO MASTER TRUST II

                                Series 1994 - J

                                 July 7, 1998

                  ------------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994 - J Supplement dated as of May 01, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the July 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.   Information Regarding the Current Distribution
     (Stated on the Basis of $1,000 Original Principal Amount.)

     1.   The total amount of the distribution to
          Series 1994 - J Certificateholders on the
          Payment Date per $1,000 interest.............          $         4.923

     2.   The amount of the distribution set forth in
          paragraph 1 above in respect of principal on
          the Series 1994 - J Certificates, per $1,000
          interest.....................................          $         0.000

     3.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Series 1994 - J Certificates, per $1,000
          interest.....................................          $         4.923

                                   19 of 84



B.   Information Regarding the Performance of the Trust.

     1.   Collections of Receivables.

     a.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series......       $   490,911,412.40

     b.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of the
          Series 1994 - J Certificates.................       $     8,577,342.09

     c.   The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which  were
          allocated in respect of the Series 1994 - J
          Certificates, per $1,000 interest............       $           17.155

     d.   Excess Finance Charge Collections allocated
          in respect of the Series 1994 - J
          Certificates, if any ........................       $             0.00

     e.   Excess Principal Collections allocated in
          respect of the Series 1994 - J Certificates,
          if any.......................................       $             0.00

     2.   Receivables in Trust.

     a.   Aggregate Principal Receivables for the Due
          Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series).....       $15,410,932,645.69

     b.   The amount of Principal Receivables in
          the Trust represented by the Series 1994 - J
          Certificates (the "Invested Amount") for
          the Due Period with respect to the current
          Distribution Date............................       $   500,000,000.00

     c.   The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1994 - J  Certificates for the Due
          Period with respect to the current
          Distribution Date............................                   3.244%

     d.   The Invested Percentage with respect to
          Principal Receivables for the Series 1994 - J
          Certificates for the Due Period with respect
          to the current Distribution Date.............                   3.244%

                                   20 of 84



     3.   Delinquent Balances.

          The aggregate amount of outstanding balances
          in the Accounts which were 30 or more days
          delinquent as of the end of the Due Period
          for the current Distribution Date............          $721,628,664.66

     4.   Investor Default Amount.

          The aggregate amount of all Defaulted
          Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1994 - J
          Certificates (the "Investor Default Amount").

     a.   Investor Default Amount......................          $  3,651,611.57

     b.   Recoveries...................................          $    290,537.42

     c.   Net Default Receivables......................          $  3,361,074.15

     5.   Investor Charge-offs.

     a.   The amount of the Investor Charge-Offs
          per $1,000 interest after reimbursement
          of any such Investor Charge-Offs for the
          Due Period with respect to the current
          Distribution Date............................          $          0.00

     b.   The amount attributable to Investor
          Charge-Offs, if any, by which the principal
          balance of the Series 1994 - J Certificates
          exceeds the Invested Amount as of the end of
          the day on the Record Date with respect to
          the current Distribution Date................          $          0.00

     6.   Monthly Servicing Fee.

     a.   The amount of the Monthly Servicing Fee payable
          from Available Funds by the Trust to the
          Servicer with respect to the current
          Distribution Date............................          $    312,500.00

     b.   The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current Distribution
          Date.........................................          $    520,833.33

     7.   Available Cash Collateral Amount.

     a.   The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (the "Withdrawal Amount")....................          $          0.00

                                   21 of 84




     b.   The amount available to be withdrawn from
          the Cash Collateral Account (the "Available
          Cash Collateral Amount") as of the end
          of the day on the current Distribution
          Date, after giving effect to all
          withdrawals, deposits and payments to be
          made in respect of the preceding Due
          Period ......................................          $ 65,000,000.00

     c.   The Available Cash Collateral Amount
          as computed in 7.b. as a percentage of the
          Invested Amount of the Series 1994 - J
          Certificates as of such Due Period ..........                  13.000%

     C.   The Pool Factor.

          The Pool factor (which represents the ratio
          of the Invested Amount on the last  day
          of the month ending on the Record Date
          adjusted for Investor Charge-Offs set forth
          in B.5.a. above and for the distributions
          of principal set forth in A.2 above to the
          Initial Invested Amount).  The amount of a
          Certificateholder's pro rata share of the
          Invested Amount can be determined by multi-
          plying the original denomination of the
          holder's Certificate by the Pool Factor......            100.00000000%

     D.   Deficit Controlled Amortization Amount.

          1.   The Deficit Controlled Amortization
               Amount for the preceding Due Period.....          $          0.00

                              FCC National Bank,
                              Servicer


                              By /s/ James A. Harwood
                                 --------------------------
                              Title: Vice President

                                   22 of 84

                                                                     EXHIBIT 28E


                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK


                   ----------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1994 - K
                                 July 7, 1998

                   ----------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994 - K Supplement dated as of August 01, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the July 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Distribution
     (Stated on the Basis of $1,000 Original Principal Amount.)

     1. The total amount of the distribution to
        Series 1994 - K Certificateholders on the
        Payment Date per $1,000 interest....................              $4.896

     2. The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the Series 1994 - K Certificates,
        per $1,000 interest.................................              $0.000

     3. The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Series 1994 - K Certificates, per $1,000
        interest............................................              $4.896

                                   23 of 84

B.   Information Regarding the Performance of the Trust.

     1. Collections of Receivables.

     a. The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series.............     $490,911,412.40

     b. The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1994 - K Certificates....................       $8,577,342.09

     c. The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which  were
        allocated in respect of the Series 1994 - K
        Certificates, per $1,000 interest...................             $17.155

     d. Excess Finance Charge Collections allocated
        in respect of the Series 1994 - K Certificates,
        if any..............................................               $0.00

     e. Excess Principal Collections allocated in
        respect of the Series 1994 - K Certificates,
        if any..............................................               $0.00

     2. Receivables in Trust

     a. Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series)............  $15,410,932,645.69

     b. The amount of Principal Receivables in
        the Trust represented by the Series 1994 - K
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date...................................     $500,000,000.00

     c. The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1994 - K  Certificates for the Due
        Period with respect to the current
        Distribution Date...................................              3.244%

     d. The Invested Percentage with respect to
        Principal Receivables for the Series 1994 - K
        Certificates for the Due Period with respect
        to the current Distribution Date....................              3.244%

                                   24 of 84

     3. Delinquent Balances.

        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date................................................     $721,628,664.66

     4. Investor Default Amount.

        The aggregate amount of all Defaulted
        Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1994 - K
        Certificates (the "Investor Default Amount").

     a. Investor Default Amount.............................       $3,651,611.57

     b. Recoveries..........................................         $290,537.42

     c. Net Default Receivables.............................       $3,361,074.15

     5. Investor Charge-offs.

     a. The amount of the Investor Charge-Offs
        per $1,000 interest after reimbursement
        of any such Investor Charge-Offs for the
        Due Period with respect to the current
        Distribution Date...................................               $0.00

     b. The amount attributable to Investor Charge-Offs,
        if any, by which the principal balance of
        the Series 1994 - K Certificates exceeds
        the Invested Amount as of the end of the
        day on the Record Date with respect
        to the current Distribution Date....................               $0.00

     6. Monthly Servicing Fee.

     a. The amount of the Monthly Servicing Fee
        payable from Available Funds by the
        Trust to the Servicer with respect to
        the current Distribution Date.......................         $312,500.00

     b. The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current Distribution
        Date................................................         $520,833.33

     7. Available Cash Collateral Amount.

     a. The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount")...........................               $0.00

                                   25 of 84

     b. The amount available to be withdrawn from
        the Cash Collateral Account (the "Available
        Cash Collateral Amount") as of the end
        of the day on the current Distribution
        Date, after giving effect to all
        withdrawals, deposits and payments to be
        made in respect of the preceding Due
        Period..............................................      $72,500,000.00

     c. The Available Cash Collateral Amount
        as computed in 7.b. as a percentage of the
        Invested Amount of the Series 1994 - K
        Certificates as of such Due Period .................             14.500%

C.   The Pool Factor.

        The Pool factor (which represents the ratio
        of the Invested Amount on the last day of
        the month ending on the Record Date
        adjusted for Investor Charge-Offs set forth
        in B.5.a. above and for the distributions
        of principal set forth in A.2 above to the
        Initial Invested Amount). The amount of a
        Certificateholder's pro rata share of the
        Invested Amount can be determined by
        multiplying the original denomination of the
        holder's Certificate by the Pool Factor.............       100.00000000%

D.   Deficit Controlled Amortization Amount.

     1. The Deficit Controlled Amortization Amount
        for the preceding Due Period........................               $0.00


                             FCC National Bank,
                             Servicer


                             By /s/ James A. Harwood
                                --------------------------------------
                             Title: Vice President


                                   26 of 84

                                                                     EXHIBIT 28F


                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK


--------------------------------------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1994 - L
                                 July 7, 1998

--------------------------------------------------------------------------------

     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994 - L Supplement dated as of August 01, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the July 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Distribution
     (Stated on the Basis of $1,000 Original Principal Amount.)

     1. The total amount of the distribution to
        Series 1994 - L Certificateholders on the
        Payment Date per $1,000 interest....................              $5.958

     2. The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the Series 1994 - L Certificates,
        per $1,000 interest.................................              $0.000

     3. The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Series 1994 - L Certificates, per $1,000
        interest............................................              $5.958

                                   27 of 84

B.   Information Regarding the Performance of the Trust.

     1. Collections of Receivables

     a. The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series.............     $490,911,412.40

     b. The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1994 - L Certificates....................       $8,577,342.09

     c. The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of the Series 1994 - L
        Certificates, per $1,000 interest...................             $17.155

     d. Excess Finance Charge Collections allocated
        in respect of the Series 1994 - L Certificates,
        if any..............................................               $0.00

     e. Excess Principal Collections allocated in
        respect of the Series 1994 - L Certificates,
        if any..............................................               $0.00

     2. Receivables in Trust

     a. Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series)............  $15,410,932,645.69

     b. The amount of Principal Receivables in
        the Trust represented by the Series 1994 - L
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date...................................     $500,000,000.00

     c. The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1994 - L Certificates for the Due
        Period with respect to the current
        Distribution Date...................................              3.244%

     d. The Invested Percentage with respect to
        Principal Receivables for the Series 1994 - L
        Certificates for the Due Period with respect
        to the current Distribution Date...................               3.244%

                                   28 of 84

     3. Delinquent Balances

        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date................................................     $721,628,664.66

     4. Investor Default Amount

        The aggregate amount of all Defaulted
        Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1994 - L
        Certificates (the "Investor Default Amount")

     a. Investor Default Amount.............................       $3,651,611.57

     b. Recoveries..........................................         $290,537.42

     c. Net Default Receivables.............................       $3,361,074.15

     5. Investor Charge-offs

     a. The amount of the Investor Charge-Offs
        per $1,000 interest after reimbursement
        of any such Investor Charge-Offs for the
        Due Period with respect to the current
        Distribution Date...................................               $0.00

     b. The amount attributable to Investor Charge-Offs,
        if any, by which the principal balance of
        the Series 1994 - L Certificates exceeds
        the Invested Amount as of the end of the
        day on the Record Date with respect
        to the current Distribution Date....................               $0.00

     6. Monthly Servicing Fee

     a. The amount of the Monthly Servicing Fee
        payable from Available Funds by the
        Trust to the Servicer with respect to
        the current Distribution Date.......................         $312,500.00

     b. The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current Distribution
        Date................................................         $520,833.33

     7. Available Cash Collateral Amount

     a. The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount")...........................               $0.00

                                   29 of 84

     b. The amount available to be withdrawn from
        the Cash Collateral Account (the "Available
        Cash Collateral Amount") as of the end
        of the day on the current Distribution
        Date, after giving effect to all
        withdrawals, deposits and payments to be
        made in respect of the preceding Due
        Period .............................................      $57,500,000.00

     c. The Available Cash Collateral Amount
        as computed in 7.b. as a percentage of the
        Invested Amount of the Series 1994 - L
        Certificates as of such Due Period ...............               11.500%

C.   The Pool Factor.

        The Pool factor (which represents the ratio
        of the Invested Amount on the last  day of
        the month ending on the Record Date adjusted
        for Investor Charge-Offs set forth in B.5.a.
        above and for the distributions of principal
        set forth in A.2 above to the Initial Invested
        Amount). The amount of a Certificateholder's
        pro rata share of the Invested Amount can be
        determined by multiplying the original
        denomination of the holder's Certificate by
        the Pool Factor.....................................       100.00000000%

D.   Deficit Controlled Amortization Amount.

     1. The Deficit Controlled Amortization Amount
        for the preceding Due Period......................                 $0.00


                             FCC National Bank,
                             Servicer


                             By /s/ James A. Harwood
                                -------------------------------------
                             Title: Vice President


                                   30 of 84

                                                                     EXHIBIT 28G


                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT
                               FCC NATIONAL BANK


--------------------------------------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1995 - M
                                 July 7, 1998

--------------------------------------------------------------------------------

     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995 - M Supplement dated as of April 01, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the July 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Distribution
     (Stated on the Basis of $1,000 Original Principal
     Amount).

     1. The total amount of the distribution to
        Class A Certificateholders on the
        Payment Date per $1,000 interest....................              $4.914

     2. The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the Class A Certificates,
        per $1,000 interest.................................              $0.000

     3. The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000 Interest.......              $4.914

                                   31 of 84

B.   Information Regarding the Performance of the Trust.

     1. Collections of Receivables.

     a. The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series.............     $490,911,412.40

     b. The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1995 - M Certificates....................       $9,802,676.70

     c. The aggregate amount of Collections of
        Receivables processed for the Due
        Period with respect to the current
        Distribution Date which were allocated
        in respect of the Class A Certificates..............       $8,577,342.09

     d. The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Class A
        Certificates, per $1,000 interest...................             $17.155

     e. The amount of Excess Spread for the Due
        Period with respect to the current
        Distribution Date...................................       $3,337,151.44

     f. The amount of Reallocated Principal
        Collections for the Due Period with
        respect to the current Distribution Date
        allocated in respect of the
        Class A Certificates................................               $0.00

     g. The amount of Excess Finance Charge
        Collections allocated in respect of the
        Series 1995 - M Certificates,
        if any..............................................               $0.00

     h. The amount of Excess Principal Collections
        allocated in respect of the Series
        1995 - M Certificates, if any.......................               $0.00

     2. Receivables in Trust.

     a. Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series)............  $15,410,932,645.69

                                   32 of 84

     b. The amount of Principal Receivables in
        the Trust represented by the Series 1995 - M
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date...................................     $571,428,572.00

     c. The amount of Principal Receivables
        in the Trust represented by the Class A
        Certificates (the "Class A Invested Amount")
        for the Due Period with respect to the
        current Distribution Date...........................     $500,000,000.00

     d. The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1995 - M Certificates for the Due
        Period with respect to the current
        Distribution Date...................................              3.708%

     e. The Invested Percentage with respect to
        Principal Receivables for the Series 1995 - M
        Certificates for the Due Period with respect
        to the current Distribution Date....................              3.708%

     f. The Class A Floating Percentage for the
        Due Period with respect to the current
        Distribution Date...................................              87.50%

     g. The Class A Principal Percentage for the
        Due Period with respect to the current
        Distribution Date...................................              87.50%

     h. The Collateral Floating Percentage for the
        Due Period with respect to the current
        Distribution Date...................................              12.50%

     i. The Collateral Principal Percentage for the
        Due Period with respect to the current
        Distribution Date...................................              12.50%

     3. Delinquent Balances.

        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date................................................     $721,628,664.66

                                   33 of 84

     4. Investor Default Amount.

     a. The aggregate amount of all Defaulted
        Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1995 - M Certificates
        (the "Investor Default Amount")

        1.  Investor Default Amount.........................       $4,173,270.37

        2.  Recoveries......................................         $332,042.77

        3.  Net Default Receivables.........................       $3,841,227.60

     b. The Class A Investor Default Amount

        1.  Investor Default Amount.........................       $3,651,611.57

        2.  Recoveries......................................         $290,537.42

        3.  Net Default Receivables.........................       $3,361,074.15

     c. The Collateral Investor Default Amount

        1.  Investor Default Amount.........................         $521,658.80

        2.  Recoveries......................................          $41,505.35

        3.  Net Default Receivables........... .............         $480,153.45

     5. Investor Charge-offs.

     a. The amount of the Class A Investor
        Charge-Offs per $1,000 interest after
        reimbursement of any such Class A
        Investor Charge-Offs for the Due Period
        with respect to the current Distribution
        Date................................................               $0.00

     b. The amount attributable to Class A
        Investor Charge-Offs, if any, by which
        the principal balance of the Class A
        Certificates exceeds the Class A
        Invested Amount as of the end of the
        day on the Record Date with respect to
        the current Distribution Date.......................               $0.00

     c. The amount of the Collateral Charge-
        Offs, if any, for the Due Period with
        respect to the current Distribution
        Date................................................               $0.00

     6. Monthly Servicing Fee.

     a. The amount of the Monthly Servicing Fee
        payable by the Trust to the Servicer
        with respect to the current Distribution
        Date................................................         $357,142.86

                                   34 of 84

     b. The amount of the Interchange Monthly Servicing
        Fee payable to the Servicer with respect to the
        current Distribution Date...........................        $595,238.09

     7. Available Cash Collateral Amount.
        ---------------------------------

     a. The amount, if any, withdrawn from the Cash
        Collateral Account for the current Distribution
        Date (the "Withdrawal Amount")......................              $0.00

     b. The amount available to be withdrawn from the Cash
        Collateral Account as of the end of the day on the
        current Distribution Date, after giving effect to
        all withdrawals, deposits and payments to be made on
        such Distribution Date (the "Available Cash
        Collateral Amount" for the next Distribution Date)..      $5,714,286.00

     c. The amount as computed in 7.b as a percentage of the
        Class A Invested Amount after giving effect to all
        reductions thereof on the current Distribution Date.             1.143%

     8. Collateral Invested Amount.
        ---------------------------

     a. The Collateral Invested Amount for the current
        Distribution Date...................................     $71,428,572.00

     b. The Collateral Invested Amount after giving effect
        to all withdrawals, deposits, and payments on the
        current Distribution Date...........................     $71,428,572.00

     9. Total Enhancement.
        ------------------

     a. The total Enhancement for the current Distribution
        Date................................................     $77,142,858.00

     b. The total Enhancement after giving effect to all
        withdrawals, deposits and payments on the current
        Distribution Date ..................................     $77,142,858.00


                                   35 of 84

C. The Pool Factor.
   ----------------

     The Pool factor (which represents the ratio of the
     Class A Invested Amount on the last day of the
     month ending on the Record Date adjusted for Class A
     Investor Charge-Offs set forth in B.5.a. above and for
     the distributions of principal set forth in A.2 above
     to the Class A Initial Invested Amount). The amount
     of a Class A Certificateholder's pro rata share of the
     Class A Invested Amount can be determined by
     multiplying the original denomination of the holder's
     Class A Certificate by the Pool Factor.................      100.00000000%

D. Deficit Controlled Amortization Amount.
   ---------------------------------------

     1. The Deficit Controlled Amortization Amount for the
        preceding Due Period................................              $0.00



                                  FCC National Bank,
                                  Servicer


                                  By: /s/ James A. Harwood
                                     ----------------------------------
                                     Title: Vice President


                                   36 of 84

                                                                     EXHIBIT 28H


                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT
                               FCC NATIONAL BANK


                      -----------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1995 - N
                                 July 7, 1998

                      -----------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995 - N Supplement dated as of April 01, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the July 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.



A.   Information Regarding the Current Distribution
     (Stated on the Basis of $1,000 Original Principal
      Amount).

     1.   The total amount of the distribution to
          Class A Certificateholders on the
          Payment Date per $1,000 interest..................              $4.847

     2.   The amount of the distribution set forth
          in paragraph 1 above in respect of
          principal on the Class A Certificates,
          per $1,000 interest...............................              $0.000

     3.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Class A Certificates, per $1,000 Interest.....              $4.847

                                   37 of 84

B.   Information Regarding the Performance of the Trust.

     1.   Collections of Receivables

     a.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series...........     $490,911,412.40

     b.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1995 - N Certificates..................       $9,802,676.70

     c.   The aggregate amount of Collections of
          Receivables processed for the Due
          Period with respect to the current
          Distribution Date which were allocated in
          respect of the Class A Certificates...............       $8,577,342.09

     d.   The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Class A
          Certificates, per $1,000 interest.................             $17.155

     e.   The amount of Excess Spread for the Due
          Period with respect to the current
          Distribution Date.................................       $3,370,484.77

     f.   The amount of Reallocated Principal
          Collections for the Due Period with
          respect to the current Distribution Date
          allocated in respect of the Class A
          Certificates......................................               $0.00

     g.   The amount of Excess Finance Charge
          Collections allocated in respect of the
          Series 1995 - N Certificates,
          if any............................................               $0.00

     h.   The amount of Excess Principal Collections
          allocated in respect of the Series 1995 - N
          Certificates, if any..............................               $0.00

     2.   Receivables in Trust

     a.   Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series)..........  $15,410,932,645.69

                                   38 of 84


     b.   The amount of Principal Receivables in
          the Trust represented by the Series 1995 - N
          Certificates (the "Invested Amount") for
          the Due Period with respect to the current
          Distribution Date.............................         $571,428,572.00

     c.   The amount of Principal Receivables
          in the Trust represented by the Class A
          Certificates (the "Class A Invested Amount")
          for the Due Period with respect to the
          current Distribution Date....................          $500,000,000.00


     d.   The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1995 - N  Certificates for the Due
          Period with respect to the current
          Distribution Date.............................                  3.708%

     e.   The Invested Percentage with respect to
          Principal Receivables for the Series 1995 - N
          Certificates for the Due Period with respect
          to the current Distribution Date.............                   3.708%

     f.   The Class A Floating Percentage for the
          Due Period with respect to the current
          Distribution Date............................                   87.50%

     g.   The Class A Principal Percentage for the
          Due Period with respect to the current
          Distribution Date............................                   87.50%

     h.   The Collateral Floating Percentage for the
          Due Period with respect to the current
          Distribution Date............................                   12.50%

     i.   The Collateral Principal Percentage for the
          Due Period with respect to the current
          Distribution Date............................                   12.50%

     3.   Delinquent Balances.

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date.........................................          $721,628,664.66

                                   39 of 84


     4.   Investor Default Amount.

     a.   The aggregate amount of all Defaulted
          Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1995 - N
          Certificates (the "Investor Default Amount")

          1.   Investor Default Amount.................          $  4,173,270.37

          2.   Recoveries..............................          $    332,042.77

          3.   Net Default Receivables.................          $  3,841,227.60

     b.   The Class A Investor Default Amount

          1.     Investor Default Amount...............          $  3,651,611.57

          2.     Recoveries............................          $    290,537.42

          3.     Net Default Receivables...............          $  3,361,074.15

     c.        The Collateral Investor Default Amount

          1.     Investor Default Amount...............          $    521,658.80

          2.     Recoveries............................          $     41,505.35

          3.     Net Default Receivables...............          $    480,153.45

     5.   Investor Charge-offs.

     a.   The amount of the Class A Investor
          Charge-Offs per $1,000 interest after
          reimbursement of any such  Class A
          Investor Charge-Offs for the Due Period
          with respect to the current Distribution
          Date.........................................          $          0.00

     b.   The amount attributable to Class A
          Investor Charge-Offs, if any, by which
          the principal balance of the
          Class A Certificates exceeds the
          Class A Invested Amount as of the end
          of the day on the Record Date with
          respect to the current Distribution Date.....          $          0.00

     c.   The amount of the Collateral Charge-Offs,
          if any, for the Due Period with
          respect to the current Distribution
          Date.........................................          $          0.00

     6.   Monthly Servicing Fee.

     a.   The amount of the Monthly Servicing Fee
          payable by the Trust to the Servicer
          with respect to the current Distribution
          Date.........................................          $    357,142.86

                                   40 of 84


     b.   The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current Distribution
          Date.........................................          $    595,238.09

     7.   Available Cash Collateral Amount.

     a.   The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (the "Withdrawal Amount")....................          $          0.00

     b.   The amount available to be withdrawn from
          the Cash Collateral Account as of the
          end of the day on the current Distribution
          Date, after giving effect to all withdrawals,
          deposits and payments to be made on such
          Distribution Date (the "Available Cash
          Collateral Amount" for the next Distribution
          Date.........................................          $  5,714,286.00

     c.   The amount as computed in 7.b as a
          percentage of the Class A Invested
          Amount after giving effect to all reductions
          thereof on the current Distribution Date ....                   1.143%


     8.   Collateral Invested Amount.

     a.   The Collateral Invested Amount for the
          current Distribution Date....................          $ 71,428,572.00

     b.   The Collateral Invested Amount after
          giving effect to all withdrawals, deposits,
          and payments on the current Distribution
          Date.........................................         $  71,428,572.00

     9.   Total Enhancement.


     a.   The total Enhancement for the current
          Distribution Date............................          $ 77,142,858.00

     b.   The total Enhancement after giving effect to
          all withdrawals, deposits and payments on
          the current Distribution Date ...............          $ 77,142,858.00

                                   41 of 84


C.   The Pool Factor.

          The Pool factor (which represents the ratio
          of the Class A Invested Amount on the last  day
          of the month ending on the Record Date
          adjusted for Class A Investor Charge-Offs set
          forth in B.5.a. above and for the distributions
          of principal set forth in A.2 above to the
          Class A Initial Invested Amount).  The amount
          of a Class A Certificateholder's pro rata share
          of the Class A Invested Amount can be determined
          by multiplying the original denomination of the
          holder's Class A Certificate by the Pool Factor..        100.00000000%

D.   Deficit Controlled Amortization Amount.

     1.   The Deficit Controlled Amortization Amount
          for the preceding Due Period.....................      $          0.00

                              FCC National Bank,
                              Servicer



                              By /s/ James A. Harwood
                                 ----------------------
                              Title:   Vice President


                                   42 of 84

                                                                     EXHIBIT 28I

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT
                               FCC NATIONAL BANK



                 ---------------------------------------------
                         FIRST CHICAGO MASTER TRUST II
                                Series 1995 - O
                                 July 7, 1998
                 ---------------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995 - O Supplement dated as of June 01, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the July 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.



  A.   Information Regarding the Current Distribution
       (Stated on the Basis of $1,000 Original Principal
       Amount).

       1. The total amount of the distribution to
          Class A Certificateholders on the
          Payment Date per $1,000 interest  .  .  .  .  .  .  .  .  .                         $4.905


       2. The amount of the distribution set forth
          in paragraph 1 above in respect of
          principal on the Class A Certificates,
          per $1,000 interest  .  .  .  .  .  .  .  .  .  .  .  .  .                          $0.000


       3. The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Class A Certificates, per $1,000 interest .  .  .  .  .                         $4.905

                                   43 of 84

  B.  Information Regarding the Performance of the Trust.

      1.  Collections of Receivables.


      a.  The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series...........      $490,911,412.40

      b.  The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1995 - O  Certificates.................        $9,802,676.70

      c.  The aggregate amount of Collections of
          Receivables processed for the Due
          Period with respect to the current
          Distribution Date which were allocated in
          respect of the Class A Certificates...............        $8,577,342.09

      d.  The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Class A
          Certificates, per $1,000 interest ................              $17.155

      e.  The amount of Excess Spread for the Due
          Period with respect to the current
          Distribution Date.................................        $3,341,318.10

      f.  The amount of Reallocated Principal
          Collections for the Due Period with
          respect to the current Distribution Date
          allocated in respect of the Class A Certificates..                $0.00

      g.  The amount of Excess Finance Charge
          Collections allocated in respect of the
          Series 1995 - O Certificates,
          if any ...........................................                $0.00

      h.  The amount of Excess Principal Collections
          allocated in respect of the Series 1995 - O
          Certificates, if any .............................                $0.00


      2.  Receivables in Trust.

      a.  Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series)..........   $15,410,932,645.69

                                   44 of 84

      b. The  amount of Principal Receivables in
         the Trust represented by the Series 1995 - O
         Certificates (the "Invested Amount") for
         the Due Period with respect to the current              $571,428,572.00
         Distribution Date..................................

      c. The  amount of Principal Receivables
         in the Trust represented by the Class A
         Certificates (the "Class A Invested Amount")
         for the Due Period with respect to the
         current Distribution Date..........................     $500,000,000.00

     d.  The Invested Percentage with respect to
         Finance Charge Receivables (including
         Interchange) and Defaulted Receivables for
         the Series 1995 - O  Certificates for the Due
         Period with respect to the current
         Distribution Date..................................
                                                                          3.708%
     e.  The Invested Percentage with respect to
         Principal Receivables for the Series 1995 - O
         Certificates for the Due Period with respect
         to the current Distribution Date...................              3.708%

     f.  The Class A Floating Percentage for the
         Due Period with respect to the current
         Distribution Date..................................              87.50%

     g.  The Class A Principal Percentage for the
         Due Period with respect to the current
         Distribution Date..................................              87.50%

     h.  The Collateral Floating Percentage for the
         Due Period with respect to the current
         Distribution Date..................................              12.50%

     i.  The Collateral Principal Percentage for the
         Due Period with respect to the current
         Distribution Date..................................              12.50%

     3.  Delinquent Balances.

         The aggregate amount of outstanding
         balances in the Accounts which were 30
         or more days delinquent as of the end of
         the Due Period for the current Distribution Date...     $721,628,664.66

                                   45 of 84

     4. Investor Default Amount

     a. The aggregate amount of all Defaulted
        Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1995 - O
        Certificates (the "Investor Default Amount")

        1.  Investor Default Amount.........................       $4,173,270.37

        2.  Recoveries......................................         $332,042.77

        3.  Net Default Receivables.........................       $3,841,227.60

     b. The Class A Investor Default Amount

        1.  Investor Default Amount.........................       $3,651,611.57

        2.  Recoveries......................................         $290,537.42

        3.  Net Default Receivables.........................       $3,361,074.15

     c. The Collateral Investor Default Amount

        1.  Investor Default Amount.........................         $521,658.80

        2.  Recoveries......................................          $41,505.35

        3.  Net Default Receivables.........................         $480,153.45

     5. Investor Charge-offs

     a. The amount of the Class A Investor
        Charge-Offs per $1,000 interest after
        reimbursement of any such Class A
        Investor Charge-Offs for the Due Period
        with respect to the current Distribution
        Date................................................               $0.00

     b. The amount attributable to Class A
        Investor Charge-Offs, if any, by which
        the principal balance of the
        Class A Certificates exceeds the
        Class A Invested Amount as of the end
        of the day on the Record Date with
        respect to the current Distribution Date............               $0.00

     c. The amount of the Collateral Charge-
        Offs, if any, for the Due Period with
        respect to the current Distribution
        Date................................................               $0.00

     6. Monthly Servicing Fee

     a. The amount of the Monthly Servicing Fee
        payable by the Trust to the Servicer
        with respect to the current Distribution
        Date................................................         $357,142.86

                                   46 of 84

     b. The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current Distribution
        Date................................................         $595,238.09

     7. Available Cash Collateral Amount.

     a. The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount")...........................               $0.00

     b. The amount available to be withdrawn from
        the Cash Collateral Account as of the
        end of the day on the current Distribution
        Date, after giving effect to all
        withdrawals, deposits and payments to be
        made on such Distribution Date (the
        "Available Cash Collateral Amount" for the
        next Distribution Date).............................       $5,714,286.00

     c. The amount as computed in 7.b as a
        percentage of the Class A Invested
        Amount after giving effect to all
        reductions thereof on the current
        Distribution Date ..................................              1.143%

     8. Collateral Invested Amount.

     a. The Collateral Invested Amount for the
        current Distribution Date...........................      $71,428,572.00

     b. The Collateral Invested Amount after
        giving effect to all withdrawals, deposits, and
        payments on the current Distribution
        Date................................................      $71,428,572.00

     9. Total Enhancement.

     a. The total Enhancement for the current
        Distribution Date...................................      $77,142,858.00

     b. The total Enhancement after giving
        effect to all withdrawals, deposits and
        payments on the current Distribution
        Date ...............................................      $77,142,858.00

                                   47 of 84

C.   The Pool Factor.

        The Pool factor (which represents the ratio
        of the Class A Invested Amount on the last day
        of the month ending on the Record Date
        adjusted for Class A Investor Charge-Offs set
        forth in B.5.a. above and for the distributions
        of principal set forth in A.2 above to the
        Class A Initial Invested Amount). The amount
        of a Class A Certificateholder's pro rata share
        of the Class A Invested Amount can be determined
        by multiplying the original denomination of the
        holder's Class A Certificate by the Pool
        Factor..............................................       100.00000000%

D.   Deficit Controlled Amortization Amount.

     1. The Deficit Controlled Amortization Amount
        for the preceding Due Period........................               $0.00


                             FCC National Bank,
                             Servicer


                             By /s/ James A. Harwood
                                --------------------------------------
                             Title: Vice President


                                   48 of 84

                                                                     EXHIBIT 28J

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

              --------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1995 - P
                                 July 7, 1998

              --------------------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995 - P Supplement dated as of June 01, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the July 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A. Information Regarding the Current Distribution
   ----------------------------------------------
   (Stated on the Basis of $1,000 Original Principal Amount).
   ----------------------------------------------------------

     1. The total amount of the distribution to Class A
        Certificateholders on the Payment Date per $1,000
        interest............................................             $4.864

     2. The amount of the distribution set forth in
        paragraph 1 above in respect of principal on the
        Class A Certificates, per $1,000 interest...........             $0.000

     3. The amount of the distribution set forth in
        paragraph 1 above in respect of interest on the
        Class A Certificates, per $1,000 Interest...........             $4.864


                                   49 of 84

B. Information Regarding the Performance of the Trust.
   ---------------------------------------------------

     1. Collections of Receivables.
        ---------------------------

     a. The aggregate amount of Collections of Receivables
        processed for the Due Period with respect to the
        current Distribution Date which were allocated in
        respect of the Investor Certificates of all Series..    $490,911,412.40

     b. The aggregate amount of Collections of Receivables
        processed for the Due Period with respect to the
        current Distribution Date which were allocated in
        respect of the Series 1995 - P  Certificates........      $9,802,676.70

     c. The aggregate amount of Collections of Receivables
        processed for the Due Period with respect to the
        current Distribution Date which were allocated in
        respect of the Class A Certificates.................      $8,577,342.09

     d. The amount of Collections of Receivables processed
        for the Due Period with respect to the current
        Distribution Date which were allocated in respect
        of Class A Certificates, per $1,000 interest........            $17.155

     e. The amount of Excess Spread for the Due Period with
        respect to the current Distribution Date............      $3,362,151.44

     f. The amount of Reallocated Principal Collections for
        the Due Period with respect to the current
        Distribution Date allocated in respect of the
        Class A Certificates................................              $0.00

     g. The amount of Excess Finance Charge Collections
        allocated in respect of the Series 1995 - P
        Certificates, if any................................              $0.00

     h. The amount of Excess Principal Collections
        allocated in respect of the Series 1995 - P
        Certificates, if any................................              $0.00

     2. Receivables in Trust.
        ---------------------

     a. Aggregate Principal Receivables for the Due Period
        with respect to the current Distribution Date
        (which reflects the Principal Receivables
        represented by the Exchangeable Seller's
        Certificate and by the Investor Certificates of
        all Series)......................................... $15,410,932,645.69


                                   50 of 84

     b. The amount of Principal Receivables in the Trust
        represented by the Series 1995 - P Certificates
        (the "Invested Amount") for the Due Period with
        respect to the current Distribution Date............    $571,428,572.00

     c. The amount of Principal Receivables in the Trust
        represented by the Class A Certificates (the
        "Class A Invested Amount") for the Due Period with
        respect to the current Distribution Date............    $500,000,000.00

     d. The Invested Percentage with respect to Finance
        Charge Receivables (including Interchange) and
        Defaulted Receivables for the Series 1995 - P
        Certificates for the Due Period with respect to the
        current Distribution Date...........................             3.708%

     e. The Invested Percentage with respect to Principal
        Receivables for the Series 1995 - P Certificates for
        the Due Period with respect to the current
        Distribution Date...................................             3.708%

     f. The Class A Floating Percentage for the Due Period
        with respect to the current Distribution Date.......             87.50%

     g. The Class A Principal Percentage for the Due Period
        with respect to the current Distribution Date.......             87.50%

     h. The Collateral Floating Percentage for the Due
        Period with respect to the current Distribution
        Date................................................             12.50%

     i. The Collateral Principal Percentage for the Due
        Period with respect to the current Distribution
        Date................................................             12.50%

     3. Delinquent Balances.
        --------------------

        The aggregate amount of outstanding balances in the
        Accounts which were 30 or more days delinquent as
        of the end of the Due Period for the current
        Distribution Date...................................    $721,628,664.66


                                   51 of 84

     4. Investor Default Amount.
        ------------------------

     a. The aggregate amount of all Defaulted Receivables written off as uncollectible during the Due
        Period with respect to the current Distribution
        Date allocable to the Series 1995 - P Certificates
        (the "Investor Default Amount")


        1. Investor Default Amount..........................      $4,173,270.37

        2. Recoveries.......................................        $332,042.77

        3. Net Default Receivables..........................      $3,841,227.60

     b. The Class A Investor Default Amount

        1. Investor Default Amount..........................      $3,651,611.57

        2. Recoveries.......................................        $290,537.42

        3. Net Default Receivables..........................      $3,361,074.15

     c. The Collateral Investor Default Amount

        1. Investor Default Amount..........................        $521,658.80

        2. Recoveries.......................................         $41,505.35

        3. Net Default Receivables..........................        $480,153.45

     5. Investor Charge-offs.

     a. The amount of the Class A Investor Charge-Offs per
        $1,000 interest after reimbursement of any such
        Class A Investor Charge-Offs for the Due Period
        with respect to the current Distribution Date.......              $0.00

     b. The amount attributable to Class A  Investor
        Charge-Offs, if any, by which the principal balance
        of the Class A Certificates exceeds the Class A
        Invested Amount as of the end of the day on the
        Record Date with respect to the current
        Distribution Date...................................              $0.00

     c. The amount of the Collateral Charge-Offs, if any,
        for the Due Period with respect to the current
        Distribution Date...................................              $0.00

     6. Monthly Servicing Fee.
        ----------------------

     a. The amount of the Monthly Servicing Fee payable by
        the Trust to the Servicer with respect to the
        current Distribution Date...........................        $357,142.86


                                   52 of 84

     b. The amount of the Interchange Monthly Servicing
        Fee payable to the Servicer with respect to the
        current Distribution Date...........................        $595,238.09

     7. Available Cash Collateral Amount.
        ---------------------------------

     a. The amount, if any, withdrawn from the Cash
        Collateral Account for the current Distribution
        Date (the "Withdrawal Amount")......................              $0.00

     b. The amount available to be withdrawn from the Cash
        Collateral Account as of the end of the day on the
        current Distribution Date, after giving effect to
        all withdrawals, deposits and payments to be made
        on such Distribution Date (the "Available Cash
        Collateral Amount" for the next Distribution Date)..      $5,714,286.00

     c. The amount as computed in 7.b as a percentage of
        the Class A Invested Amount after giving effect to
        all reductions thereof on the current Distribution
        Date................................................             1.143%

     8. Collateral Invested Amount.
        ---------------------------

     a. The Collateral Invested Amount for the current
        Distribution Date...................................     $71,428,572.00

     b. The Collateral Invested Amount after giving effect
        to all withdrawals, deposits, and payments on the
        current Distribution Date...........................     $71,428,572.00

     9. Total Enhancement.
        ------------------

     a. The total Enhancement for the current Distribution
        Date................................................     $77,142,858.00

     b. The total Enhancement after giving effect to all
        withdrawals, deposits and payments on the current
        Distribution Date ..................................     $77,142,858.00


                                   53 of 84

C. The Pool Factor.
   ----------------

     The Pool factor (which represents the ratio of the
     Class A Invested Amount on the last day of the month
     ending on the Record Date adjusted for Class A
     Investor Charge-Offs set forth in B.5.a. above and
     for the distributions of principal set forth in A.2
     above to the Class A Initial Invested Amount). The
     amount of a Class A Certificateholder's pro rata
     share of the Class A Invested Amount can be
     determined by multiplying the original denomination
     of the holder's Class A Certificate by the Pool
     Factor.................................................      100.00000000%

D. Deficit Controlled Amortization Amount.
   ---------------------------------------

     1. The Deficit Controlled Amortization Amount for the
        preceding Due Period................................              $0.00


                                  FCC National Bank,
                                  Servicer


                                  By: /s/ James A. Harwood
                                     ----------------------------------
                                     Title: Vice President


                                   54 of 84

                                                                     EXHIBIT 28K


                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT
                               FCC NATIONAL BANK


                      -----------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1996 - Q
                                 July 7, 1998

                      -----------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996 - Q Supplement dated as of September 01, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the July 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.



A.   Information Regarding the Current Distribution
     (Stated on the Basis of $1,000 Original Principal
      Amount).

     1.   The total amount of the distribution to
          Class A Certificateholders on the
          Payment Date per $1,000 interest..................              $4.822

     2.   The amount of the distribution set forth
          in paragraph 1 above in respect of
          principal on the Class A Certificates,
          per $1,000 interest...............................              $0.000

     3.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Class A Certificates, per $1,000 Interest.....              $4.822

                                   55 of 84

B.   Information Regarding the Performance of the Trust.

     1.   Collections of Receivables.

     a.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series...........     $490,911,412.40

     b.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1996 - Q Certificates..................     $ 17,644,818.05

     c.   The aggregate amount of Collections of
          Receivables processed for the Due
          Period with respect to the current
          Distribution Date which were allocated in
          respect of the Class A Certificates...............     $ 15,439,215.78

     d.   The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Class A
          Certificates, per $1,000 interest.................     $        17.155

     e.   The amount of Excess Spread for the Due
          Period with respect to the current
          Distribution Date.................................     $  6,089,372.57

     f.   The amount of Reallocated Principal
          Collections for the Due Period with
          respect to the current Distribution Date
          allocated in respect of the Class A
          Certificates......................................     $          0.00

     g.   The amount of Excess Finance Charge
          Collections allocated in respect of the
          Series 1996 - Q Certificates,
          if any............................................     $          0.00

     h.   The amount of Excess Principal Collections
          allocated in respect of the Series 1996 - Q
          Certificates, if any..............................     $          0.00

     2.   Receivables in Trust.

     a.   Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series)..........  $15,410,932,645.69

                                   56 of 84


     b.   The amount of Principal Receivables in
          the Trust represented by the Series 1996 - Q
          Certificates (the "Invested Amount") for
          the Due Period with respect to the current
          Distribution Date.............................      $ 1,028,571,429.00

     c.   The amount of Principal Receivables
          in the Trust represented by the Class A
          Certificates (the "Class A Invested Amount")
          for the Due Period with respect to the
          current Distribution Date....................       $   900,000,000.00


     d.   The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1996 - Q  Certificates for the Due
          Period with respect to the current
          Distribution Date.............................                  6.674%

     e.   The Invested Percentage with respect to
          Principal Receivables for the Series 1996 - Q
          Certificates for the Due Period with respect
          to the current Distribution Date.............                   6.674%

     f.   The Class A Floating Percentage for the
          Due Period with respect to the current
          Distribution Date............................                   87.50%

     g.   The Class A Principal Percentage for the
          Due Period with respect to the current
          Distribution Date............................                   87.50%

     h.   The Collateral Floating Percentage for the
          Due Period with respect to the current
          Distribution Date............................                   12.50%

     i.   The Collateral Principal Percentage for the
          Due Period with respect to the current
          Distribution Date............................                   12.50%

     3.   Delinquent Balances.

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date.........................................          $721,628,664.66

                                   57 of 84


     4.   Investor Default Amount.

     a.   The aggregate amount of all Defaulted
          Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1996 - Q Certificates
          (the "Investor Default Amount")

          1.   Investor Default Amount.................          $  7,511,886.68

          2.   Recoveries..............................          $    597,676.99

          3.   Net Default Receivables.................          $  6,914,209.69

     b.   The Class A Investor Default Amount

          1.     Investor Default Amount...............          $  6,572,900.84

          2.     Recoveries............................          $    522,967.36

          3.     Net Default Receivables...............          $  6,049,933.48

     c.   The Collateral Investor Default Amount

          1.     Investor Default Amount...............          $    938,985.84

          2.     Recoveries............................          $     74,709.63

          3.     Net Default Receivables...............          $    864,276.21

     5.   Investor Charge-offs.

     a.   The amount of the Class A Investor
          Charge-Offs per $1,000 interest after
          reimbursement of any such  Class A
          Investor Charge-Offs for the Due Period
          with respect to the current Distribution
          Date.........................................          $          0.00

     b.   The amount attributable to Class A
          Investor Charge-Offs, if any, by which
          the principal balance of the
          Class A Certificates exceeds the
          Class A Invested Amount as of the end
          of the day on the Record Date with
          respect to the current Distribution Date.....          $          0.00

     c.   The amount of the Collateral Charge-Offs,
          if any, for the Due Period with
          respect to the current Distribution
          Date.........................................          $          0.00

     6.   Monthly Servicing Fee.

     a.   The amount of the Monthly Servicing Fee
          payable by the Trust to the Servicer
          with respect to the current Distribution
          Date.........................................          $    642,857.14

                                   58 of 84


     b.   The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current Distribution
          Date.........................................          $  1,071,428.57

     7.   Available Cash Collateral Amount.

     a.   The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (the "Withdrawal Amount")....................          $          0.00

     b.   The amount available to be withdrawn from
          the Cash Collateral Account as of the
          end of the day on the current Distribution
          Date, after giving effect to all withdrawals,
          deposits and payments to be made on such
          Distribution Date (the "Available Cash
          Collateral Amount" for the next Distribution
          Date)........................................          $ 10,285,714.00

     c.   The amount as computed in 7.b as a
          percentage of the Class A Invested
          Amount after giving effect to all reductions
          thereof on the current Distribution Date ....                   1.143%


     8.   Collateral Invested Amount.

     a.   The Collateral Invested Amount for the
          current Distribution Date....................          $128,571,429.00

     b.   The Collateral Invested Amount after
          giving effect to all withdrawals, deposits,
          and payments on the current Distribution
          Date.........................................          $128,571,429.00

     9.   Total Enhancement.


     a.   The total Enhancement for the current
          Distribution Date............................          $138,857,143.00

     b.   The total Enhancement after giving effect to
          all withdrawals, deposits and payments on
          the current Distribution Date ...............          $138,857,143.00

                                   59 of 84


C.   The Pool Factor.

          The Pool factor (which represents the ratio
          of the Class A Invested Amount on the last  day
          of the month ending on the Record Date
          adjusted for Class A Investor Charge-Offs set
          forth in B.5.a. above and for the distributions
          of principal set forth in A.2 above to the
          Class A Initial Invested Amount).  The amount
          of a Class A Certificateholder's pro rata share
          of the Class A Invested Amount can be determined
          by multiplying the original denomination of the
          holder's Class A Certificate by the Pool Factor.....     100.00000000%

D.   Deficit Controlled Amortization Amount.

     1.   The Deficit Controlled Amortization Amount
          for the preceding Due Period.................          $          0.00

                              FCC National Bank,
                              Servicer



                              By /s/ James A. Harwood
                                 ----------------------
                              Title:   Vice President


                                   60 of 84

                                                                     EXHIBIT 28L


                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT
                               FCC NATIONAL BANK


--------------------------------------------------------------------------------


                         FIRST CHICAGO MASTER TRUST II
                                Series 1996 - R
                                 July 7, 1998

--------------------------------------------------------------------------------

     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996 - R Supplement dated as of November 01, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the July 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Distribution
     (Stated on the Basis of $1,000 Original Principal Amount).

     1. The total amount of the distribution to
        Class A Certificateholders on the
        Payment Date per $1,000 interest....................              $4.772

     2. The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the Class A Certificates,
        per $1,000 interest.................................              $0.000


     3. The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000 Interest.......              $4.772

                                   61 of 84

B.   Information Regarding the Performance of the Trust.

     1. Collections of Receivables

     a. The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series.............     $490,911,412.40

     b. The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1996 - R Certificates....................       $7,842,141.36

     c. The aggregate amount of Collections of
        Receivables processed for the Due
        Period with respect to the current
        Distribution Date which were allocated
        in respect of the Class A Certificates..............       $6,861,873.68

     d. The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Class A
        Certificates, per $1,000 interest...................             $17.155

     e. The amount of Excess Spread for the Due
        Period with respect to the current
        Distribution Date...................................       $2,726,387.81

     f. The amount of Reallocated Principal
        Collections for the Due Period with
        respect to the current Distribution Date
        allocated in respect of the Class A
        Certificates........................................               $0.00

     g. The amount of Excess Finance Charge
        Collections allocated in respect of the
        Series 1996 - R Certificates,
        if any..............................................               $0.00

     h. The amount of Excess Principal Collections
        allocated in respect of the Series
        1996 - R Certificates, if any.......................               $0.00

     2. Receivables in Trust

     a. Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series)............  $15,410,932,645.69

                                   62 of 84

     b. The  amount of Principal Receivables in
        the Trust represented by the Series 1996 - R
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date...................................     $457,142,858.00

     c. The  amount of Principal Receivables
        in the Trust represented by the Class A
        Certificates (the "Class A Invested Amount")
        for the Due Period with respect to the
        current Distribution Date...........................     $400,000,000.00

     d. The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1996 - R Certificates for the Due
        Period with respect to the current
        Distribution Date...................................              2.966%

     e. The Invested Percentage with respect to
        Principal Receivables for the Series 1996 - R
        Certificates for the Due Period with respect
        to the current Distribution Date....................              2.966%

     f. The Class A Floating Percentage for the
        Due Period with respect to the current
        Distribution Date...................................              87.50%

     g. The Class A Principal Percentage for the
        Due Period with respect to the current
        Distribution Date...................................              87.50%

     h. The Collateral Floating Percentage for the
        Due Period with respect to the current
        Distribution Date...................................              12.50%

     i. The Collateral Principal Percentage for the
        Due Period with respect to the current
        Distribution Date...................................              12.50%

     3. Delinquent Balances

        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date................................................     $721,628,664.66

                                   63 of 84

     4. Investor Default Amount

     a. The aggregate amount of all Defaulted
        Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1996 - R
        Certificates (the "Investor Default Amount")

        1.  Investor Default Amount.........................       $3,338,616.31

        2.  Recoveries......................................         $265,634.21

        3.  Net Default Receivables.........................       $3,072,982.10

     b. The Class A Investor Default Amount

        1.  Investor Default Amount.........................       $2,921,289.26

        2.  Recoveries......................................         $232,429.94

        3.  Net Default Receivables.........................       $2,688,859.32

     c. The Collateral Investor Default Amount

        1.  Investor Default Amount.........................         $417,327.05

        2.  Recoveries......................................          $33,204.27

        3.  Net Default Receivables.........................         $384,122.78

     5. Investor Charge-offs

     a. The amount of the Class A Investor
        Charge-Offs per $1,000 interest after
        reimbursement of any such Class A
        Investor Charge-Offs for the Due Period
        with respect to the current Distribution
        Date................................................               $0.00

     b. The amount attributable to Class A
        Investor Charge-Offs, if any, by which
        the principal balance of the
        Class A Certificates exceeds the
        Class A Invested Amount as of the end
        of the day on the Record Date with
        respect to the current Distribution Date............               $0.00

     c. The amount of the Collateral Charge-Offs,
        if any, for the Due Period with
        respect to the current Distribution
        Date................................................               $0.00

     6. Monthly Servicing Fee

     a. The amount of the Monthly Servicing Fee
        payable by the Trust to the Servicer
        with respect to the current Distribution
        Date................................................         $285,714.29

                                   64 of 84

     b.   The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current Distribution
          Date...............................................        $476,190.48

     7.   Available Cash Collateral Amount.

     a.   The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (the "Withdrawal Amount")..........................              $0.00

     b.   The amount available to be withdrawn from
          the Cash Collateral Account as of the
          end of the day on the current Distribution
          Date, after giving effect to all withdrawals,
          deposits and payments to be made on such
          Distribution Date (the "Available Cash
          Collateral Amount" for the next Distribution
          Date)..............................................      $4,571,429.00

     c.   The amount as computed in 7.b as a percentage
          of the Class A Invested Amount after giving
          effect to all reductions thereof on the
          current Distribution Date .........................             1.143%

     8.   Collateral Invested Amount.

     a.   The Collateral Invested Amount for the
          current Distribution Date..........................     $57,142,858.00

     b.   The Collateral Invested Amount after giving
          effect to all withdrawals, deposits, and payments
          on the current Distribution Date...................     $57,142,858.00

     9.   Total Enhancement.


     a.   The total Enhancement for the current Distribution
          Date...............................................     $61,714,287.00

     b.   The total Enhancement after giving effect to all
          withdrawals, deposits and payments on the current
          Distribution Date .................................     $61,714,287.00

                                   65 of 84

     C.   The Pool Factor.

               The Pool factor (which represents the ratio
               of the Class A Invested Amount on the last day
               of the month ending on the Record Date
               adjusted for Class A Investor Charge-Offs set
               forth in B.5.a. above and for the distributions
               of principal set forth in A.2 above to the
               Class A Initial Invested Amount).  The amount
               of a Class A Certificateholder's pro rata share
               of the Class A Invested Amount can be determined
               by multiplying the original denomination of the
               holder's Class A Certificate by the Pool
               Factor..........................................    100.00000000%

     D.   Deficit Controlled Amortization Amount.

     1.   The Deficit Controlled Amortization Amount
          for the preceding Due Period.........................            $0.00


                                  FCC National Bank,
                                  Servicer



                                  By /s/ James A. Harwood
                                  ----------------------------------------------
                                  Title:              Vice President


                                   66 of 84

                                                                     EXHIBIT 28M


                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT
                               FCC NATIONAL BANK


                   -----------------------------------------

                         FIRST CHICAGO MASTER TRUST II

                                Series 1996 - S

                                 July 7, 1998

                   -----------------------------------------

          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996 - S Supplement dated as of November 01, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the July 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

     A.   Information Regarding the Current Distribution
          (Stated on the Basis of $1,000 Original Principal
          Amount).

          1.   The total amount of the distribution to
               Class A Certificateholders on the
               Payment Date per $1,000 interest...................        $4.818

          2.   The amount of the distribution set forth
               in paragraph 1 above in respect of
               principal on the Class A Certificates,
               per $1,000 interest................................        $0.000

          3.   The amount of the distribution set forth in
               paragraph 1 above in respect of interest on
               the Class A Certificates, per $1,000 Interest......        $4.818

                                   67 of 84

     B.   Information Regarding the Performance of the Trust.

          1.   Collections of Receivables.

          a.   The aggregate amount of Collections of
               Receivables processed for the Due Period
               with respect to the current Distribution
               Date which were allocated in respect of
               the Investor Certificates of all Series........   $490,911,412.40

          b.   The aggregate amount of Collections of
               Receivables processed for the Due Period
               with respect to the current Distribution
               Date which were allocated in respect of
               the Series 1996 - S Certificates...............    $13,723,747.34

          c.   The aggregate amount of Collections of
               Receivables processed for the Due
               Period with respect to the current
               Distribution Date which were allocated
               in respect of the Class A Certificates.........    $12,008,278.93

          d.   The amount of Collections of Receivables
               processed for the Due Period with respect
               to the current Distribution Date which were
               allocated in respect of Class A
               Certificates, per $1,000 interest .............           $17.155

          e.   The amount of Excess Spread for the Due
               Period with respect to the current
               Distribution Date..............................     $4,739,095.30

          f.   The amount of Reallocated Principal
               Collections for the Due Period with
               respect to the current Distribution Date
               allocated in respect of the Class A
               Certificates...................................             $0.00

          g.   The amount of Excess Finance Charge
               Collections allocated in respect of the
               Series 1996 - S Certificates,
               if any ........................................             $0.00

          h.   The amount of Excess Principal Collections
               allocated in respect of the Series 1996 - S
               Certificates, if any ..........................             $0.00

          2.   Receivables in Trust.

          a.   Aggregate Principal Receivables for the
               Due Period with respect to the current
               Distribution Date (which reflects the
               Principal Receivables represented by the
               Exchangeable Seller's Certificate and by
               the Investor Certificates of all Series).......$15,410,932,645.69

                                   68 of 84

     b.   The amount of Principal Receivables in
          the Trust represented by the Series 1996 - S
          Certificates (the "Invested Amount") for
          the Due Period with respect to the current
          Distribution Date..................................    $800,000,000.00

     c.   The amount of Principal Receivables
          in the Trust represented by the Class A
          Certificates (the "Class A Invested Amount")
          for the Due Period with respect to the
          current Distribution Date..........................    $700,000,000.00

     d.   The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1996 - S  Certificates for the Due
          Period with respect to the current
          Distribution Date..................................             5.191%

     e.   The Invested Percentage with respect to
          Principal Receivables for the Series 1996 - S
          Certificates for the Due Period with respect
          to the current Distribution Date...................             5.191%

     f.   The Class A Floating Percentage for the
          Due Period with respect to the current
          Distribution Date..................................             87.50%

     g.   The Class A Principal Percentage for the
          Due Period with respect to the current
          Distribution Date..................................             87.50%

     h.   The Collateral Floating Percentage for the
          Due Period with respect to the current
          Distribution Date..................................             12.50%

     i.   The Collateral Principal Percentage for the
          Due Period with respect to the current
          Distribution Date..................................             12.50%

     3.   Delinquent Balances.

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date...............................................    $721,628,664.66

                                   69 of 84

     4.   Investor Default Amount.

     a.   The aggregate amount of all Defaulted
          Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1996 - S
          Certificates (the "Investor Default Amount")

          1.   Investor Default Amount.........................    $5,842,578.52

          2.   Recoveries......................................      $464,859.88

          3.   Net Default Receivables.........................    $5,377,718.64

     b.   The Class A Investor Default Amount

          1.   Investor Default Amount.........................    $5,112,256.21

          2.   Recoveries......................................      $406,752.39

          3.   Net Default Receivables.........................    $4,705,503.82

     c.   The Collateral Investor Default Amount

          1.   Investor Default Amount.........................      $730,322.31

          2.   Recoveries......................................       $58,107.49

          3.   Net Default Receivables.........................      $672,214.82

     5.   Investor Charge-offs.

     a.   The amount of the Class A Investor
          Charge-Offs per $1,000 interest after
          reimbursement of any such  Class A
          Investor Charge-Offs for the Due Period
          with respect to the current Distribution
          Date.................................................            $0.00

     b.   The amount attributable to Class A
          Investor Charge-Offs, if any, by which
          the principal balance of the
          Class A Certificates exceeds the
          Class A Invested Amount as of the end
          of the day on the Record Date with
          respect to the current Distribution Date.............            $0.00

     c.   The amount of the Collateral Charge-
          Offs, if any, for the Due Period with
          respect to the current Distribution
          Date.................................................            $0.00

     6.   Monthly Servicing Fee.

     a.   The amount of the Monthly Servicing Fee
          payable by the Trust to the Servicer
          with respect to the current Distribution
          Date.................................................      $500,000.00

                                   70 of 84

     b.   The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current Distribution
          Date...............................................        $833,333.34

     7.   Available Cash Collateral Amount.

     a.   The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (the "Withdrawal Amount")..........................              $0.00

     b.   The amount available to be withdrawn from
          the Cash Collateral Account as of the
          end of the day on the current Distribution
          Date, after giving effect to all withdrawals,
          deposits and payments to be made on such
          Distribution Date (the "Available Cash
          Collateral Amount" for the next Distribution Date).      $8,000,000.00

     c.   The amount as computed in 7.b as a percentage
          of the Class A Invested Amount after giving
          effect to all reductions thereof on the current
          Distribution Date .................................             1.143%

     8.   Collateral Invested Amount.

     a.   The Collateral Invested Amount for the
          current Distribution Date..........................    $100,000,000.00

     b.   The Collateral Invested Amount after
          giving effect to all withdrawals, deposits, and
          payments on the current Distribution
          Date...............................................    $100,000,000.00

     9.   Total Enhancement.

     a.   The total Enhancement for the current
          Distribution Date..................................    $108,000,000.00

     b.   The total Enhancement after giving effect to all
          withdrawals, deposits and payments on the current
          Distribution Date .................................    $108,000,000.00


                                   71 of 84

     C.   The Pool Factor.

          The Pool factor (which represents the ratio
          of the Class A Invested Amount on the last day
          of the month ending on the Record Date
          adjusted for Class A Investor Charge-Offs set
          forth in B.5.a. above and for the distributions
          of principal set forth in A.2 above to the
          Class A Initial Invested Amount).  The amount
          of a Class A Certificateholder's pro rata share
          of the Class A Invested Amount can be determined
          by multiplying the original denomination of the
          holder's Class A Certificate by the Pool
          Factor................................................   100.00000000%

     D.   Deficit Controlled Amortization Amount.

          1.   The Deficit Controlled Amortization Amount
               for the preceding Due Period.....................           $0.00


                                   FCC National Bank,
                                   Servicer



                                   By /s/ James A. Harwood
                                   --------------------------------------------

                                   Title:              Vice President


                                   72 of 84

                                                                     EXHIBIT 28N


                  CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT
                               FCC NATIONAL BANK


                   ----------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1997 - T
                                 July 7, 1998

                   ----------------------------------------

          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1997 - T Supplement dated as of October 01, 1997 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the July 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

     A.   Information Regarding the Current Distribution
          (Stated on the Basis of $1,000 Original Principal
          Amount).

          1.   The total amount of the distribution to
               Class A Certificateholders on the
               Payment Date per $1,000 interest....................       $4.772

          2.   The amount of the distribution set forth
               in paragraph 1 above in respect of
               principal on the Class A Certificates,
               per $1,000 interest.................................       $0.000

          2.   The amount of the distribution set forth in
               paragraph 1 above in respect of interest on
               the Class A Certificates,
               per $1,000 interest.................................       $4.772

                                   73 of 84

     B.   Information Regarding the Performance of the Trust.

          1. Collections of Receivables.

          a. The aggregate amount of Collections of
             Receivables processed for the Due Period
             with respect to the current Distribution
             Date which were allocated in respect of
             the Investor Certificates of all Series..........   $490,911,412.40

          b. The aggregate amount of Collections of
             Receivables processed for the Due Period
             with respect to the current Distribution
             Date which were allocated in respect of
             the Series 1997 - T Certificates.................    $11,763,212.04

          c. The aggregate amount of Collections of
             Receivables processed for the Due
             Period with respect to the current
             Distribution Date which were allocated
             in respect of the Class A Certificates...........    $10,292,810.52

          d. The amount of Collections of Receivables
             processed for the Due Period with respect
             to the current Distribution Date which were
             allocated in respect of Class A
             Certificates, per $1,000 interest................           $17.155

          e. The amount of Excess Spread for the Due
             Period with respect to the current
             Distribution Date................................     $4,089,581.71

          f. The amount of Reallocated Principal
             Collections for the Due Period with
             respect to the current Distribution
             Date allocated in respect of the
             Class A Certificates.............................             $0.00

          g. The amount of Excess Finance Charge
             Collections allocated in respect of the Series
             1997 - T Certificates, if any ...................             $0.00

          h. The amount of Excess Principal Collections
             allocated in respect of the Series
             1997 - T Certificates, if any ...................             $0.00

          2. Receivables in Trust.
          a. Aggregate Principal Receivables for the
             Due Period with respect to the current
             Distribution Date (which reflects the
             Principal Receivables represented by the
             Exchangeable Seller's Certificate and by
            the Investor Certificates of all Series)..........$15,410,932,645.69

                                   74 of 84

          b. The amount of Principal Receivables in
             the Trust represented by the Series 1997 - T
             Certificates (the "Adjusted Invested Amount") for
             the Due Period with respect to the current
             Distribution Date.................................. $685,714,286.00

          c. The amount of Principal Receivables
             in the Trust represented by the Class A
             Certificates (the "Class A Adjusted Invested Amount")
             for the Due Period with respect to the
             current Distribution Date.......................... $600,000,000.00

          d. The Invested Amount for the Due Period
             with respect to the current
             Distribution Date.................................. $685,714,286.00

          e. The Class A Invested Amount for the Due
             Period with respect to the current
             Distribution Date.................................. $600,000,000.00

          f. The Invested Percentage with respect to
             Finance Charge Receivables (including
             Interchange) and Defaulted Receivables for
             the Series 1997 - T Certificates for the Due
             Period with respect to the current
             Distribution Date..................................          4.450%

          g. The Invested Percentage with respect to
             Principal Receivables for the Series 1997 - T
             Certificates for the Due Period with respect
             to the current Distribution Date...................          4.450%

          h. The Class A Floating Percentage for the
             Due Period with respect to the current
             Distribution Date..................................          87.50%

          i. The Class A Principal Percentage for the
             Due Period with respect to the current
             Distribution Date..................................          87.50%

          j. The Collateral Floating Percentage for the
             Due Period with respect to the current
             Distribution Date..................................          12.50%

          k. The Collateral Principal Percentage for the
             Due Period with respect to the current
             Distribution Date..................................          12.50%

          3. Delinquent Balances.
             The aggregate amount of outstanding
             balances in the Accounts which were 30
             or more days delinquent as of the end of
             the Due Period for the current Distribution
             Date............................................... $721,628,664.66

                                   75 of 84

          4. Investor Default Amount.
          a. The aggregate amount of all Defaulted
             Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1997 - T
             Certificates (the "Investor Default Amount")

             1. Investor Default Amount..........................  $5,007,924.46
             2. Recoveries.......................................    $398,451.31
             3. Net Default Receivables..........................  $4,609,473.15

          b. The Class A Investor Default Amount

             1. Investor Default Amount..........................  $4,381,933.90
             2. Recoveries.......................................    $348,644.90
             3. Net Default Receivables..........................  $4,033,289.00

          c. The Collateral Investor Default Amount

             1.    Investor Default Amount.......................    $625,990.56
             2.    Recoveries....................................     $49,806.41
             3.    Net Default Receivables.......................    $576,184.15

          5. Investor Charge-offs.
          a. The amount of the Class A Investor Charge-Offs per
             $1,000 interest after reimbursement of any
             such Class A Investor Charge-Offs
             for the Due Period with respect to the current
             Distribution Date...................................         $0.00

          b. The amount attributable to Class A Investor
             Charge-Offs, if any, by which the principal balance
             of the Class A Certificates exceeds the
             Class A Adjusted Invested Amount as of the end
             of the day on the Record Date with
             respect to the current Distribution Date............          $0.00

          c. The amount of the Collateral Charge-
             Offs, if any, for the Due Period with
             respect to the current Distribution
             Date................................................          $0.00

          6. Monthly Servicing Fee.
          a. The amount of the Monthly Servicing Fee
             payable by the Trust to the Servicer
             with respect to the current Distribution
             Date................................................    $428,571.43

                                   76 of 84

          b. The amount of the Interchange Monthly
             Servicing Fee payable to the Servicer
             with respect to the current Distribution
             Date..............................................      $714,285.71

          7. Available Cash Collateral Amount.
          a. The amount, if any, withdrawn
             from the Cash Collateral Account
             for the current Distribution Date
             (the "Withdrawal Amount").........................            $0.00

          b. The amount available to be withdrawn from
             the Cash Collateral Account as of the
             end of the day on the current Distribution
             Date, after giving effect to all with-
             drawals, deposits and payments to be
             made on such Distribution Date (the
             "Available Cash Collateral Amount"
             for the next Distribution Date)...................    $6,857,143.00

          c. The amount as computed in 7.b as a
             percentage of the Class A Adjusted Invested
             Amount after giving effect to all
             reductions thereof on the current
             Distribution Date ................................           1.143%

          8. Collateral Invested Amount.
          a. The Collateral Invested Amount for the
             current Distribution Date.........................   $85,714,286.00

          b. The Collateral Invested Amount after
             giving effect to all withdrawals,
             deposits, and payments on the current
             Distribution Date.................................   $85,714,286.00


          9. Total Enhancement.
          a. The total Enhancement for the current
             Distribution Date.................................   $92,571,429.00

          b. The total Enhancement after giving
             effect to all withdrawals, deposits and
             payments on the current Distribution
             Date .............................................   $92,571,429.00

                                    77 of 84

          C. The Pool Factor.
             The Pool factor (which represents the ratio
             of the Class A Adjusted Invested Amount on the last  day
             of the month ending on the Record Date
             adjusted for Class A Investor Charge-Offs set
             forth in B.5.a. above and for the distributions
             of principal set forth in A.2 above to the
             Class A Initial Invested Amount).  The amount
             of a Class A Certificateholder's pro rata share
             of the Class A Invested Amount can be determined
             by multiplying the original denomination of the
             holder's Class A Certificate by the Pool
             Factor.............................................   100.00000000%

          D. Principal Funding Account.
          1. The Principal Funding Investment Proceeds
             deposited in the Collection Account for the
             current Distribution date to be treated as
             Class A Available Funds............................           $0.00

          2. The Excess Principal Funding Investment
             Proceeds for the current Distribution Date.........           $0.00

          3. The Principal Funding Account Balance as of
             the end of day on the current Distribution
             Date ..............................................           $0.00

          4. The Deficit Controlled Accumulation Amount
             for the preceding Due Period.......................           $0.00

          E. Reserve Account.
          1. The Reserve Draw Amount for the current
             Distribution Date .................................           $0.00

          2. The amount on deposit in the Reserve Account
             as of the end of the day on the current
             Distribution Date (the "Available Reserve
             Account Amount" for the next Distribution date)....           $0.00



                             FCC National Bank,
                             Servicer




                             By /s/ James A. Harwood
                                ---------------------------
                             Title:   Vice President

                                   78 of 84

                                                                     EXHIBIT 28O


                  CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT
                               FCC NATIONAL BANK



                 --------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1997 - U
                                 July 7, 1998

                 --------------------------------------------


               Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1997 - U Supplement dated as of October 01, 1997 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the July 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.



          A. Information Regarding the Current Distribution
             (Stated on the Basis of $1,000 Original Principal
             Amount).

             1. The total amount of the distribution to
                Class A Certificateholders on the
                Payment Date per $1,000 interest........................  $4.809

             2. The amount of the distribution set forth
                in paragraph 1 above in respect of
                principal on the Class A Certificates,
                per $1,000 interest.....................................  $0.000


             3. The amount of the distribution set forth in
                paragraph 1 above in respect of interest on
                the Class A Certificates,
                per $1,000 interest.....................................  $4.809

                                   79 of 84

     B.   Information Regarding the Performance of the Trust.

          1.   Collections of Receivables.
          a.   The aggregate amount of Collections of
               Receivables processed for the Due Period
               with respect to the current Distribution
               Date which were allocated in respect of
               the Investor Certificates of all Series.......    $490,911,412.40

          b.   The aggregate amount of Collections of
               Receivables processed for the Due Period
               with respect to the current Distribution
               Date which were allocated in respect of
               the Series 1997 - U Certificates..............      $7,842,141.36

          c.   The aggregate amount of Collections of
               Receivables processed for the Due
               Period with respect to the current
               Distribution Date which were allocated
               in respect of the Class A Certificates .......      $6,861,873.68

          d.   The amount of Collections of Receivables
               processed for the Due Period with respect
               to the current Distribution Date which were
               allocated in respect of Class A
               Certificates, per $1,000 interest.............            $17.155


          e.   The amount of Excess Spread for the Due
               Period with respect to the current
               Distribution Date.............................      $2,711,387.81

          f.   The amount of Reallocated Principal
               Collections for the Due Period with
               respect to the current Distribution
               Date allocated in respect of the
               Class A Certificates..........................              $0.00

          g.   The amount of Excess Finance Charge
               Collections allocated in respect of the Series
               1997 - U Certificates, if any ................              $0.00

          h.   The amount of Excess Principal Collections
               allocated in respect of
               the Series 1997 - U Certificates, if any .....              $0.00

          2.   Receivables in Trust.
          a.   Aggregate Principal Receivables for the
               Due Period with respect to the current
               Distribution Date (which reflects the
               Principal Receivables represented by the
               Exchangeable Seller's Certificate and by
               the Investor Certificates of all Series)...... $15,410,932,645.69

                                   80 of 84

     b.   The  amount of Principal Receivables in
          the Trust represented by the Series 1997 - U
          Certificates (the "Adjusted Invested Amount") for
          the Due Period with respect to the current
          Distribution Date.................................     $457,142,858.00

     c.   The  amount of Principal Receivables
          in the Trust represented by the Class A
          Certificates (the "Class A Adjusted Invested Amount")
          for the Due Period with respect to the
          current Distribution Date.........................     $400,000,000.00

     d.   The Invested  Amount for the Due Period
          with respect to the current Distribution
          Date..............................................     $457,142,858.00

     e.   The Class A Invested  Amount for the Due
          Period with respect to the current
          Distribution Date.................................     $400,000,000.00

     f.   The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1997 - U Certificates for the Due
          Period with respect to the current Distribution
          Date..............................................              2.966%

     g.   The Invested Percentage with respect to
          Principal Receivables for the Series 1997 - U
          Certificates for the Due Period with respect
          to the current Distribution Date..................              2.966%

     h.   The Class A Floating Percentage for the
          Due Period with respect to the current
          Distribution Date.................................              87.50%

     i.   The Class A Principal Percentage for the
          Due Period with respect to the current
          Distribution Date.................................              87.50%

     j.   The Collateral Floating Percentage for the
          Due Period with respect to the current
          Distribution Date.................................              12.50%

     k.   The Collateral Principal Percentage for the
          Due Period with respect to the current
          Distribution Date.................................              12.50%

     3.   Delinquent Balances.
          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date..............................................     $721,628,664.66

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     4.   Investor Default Amount.
     a.   The aggregate amount of all Defaulted
          Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1997 - U
          Certificates (the "Investor Default Amount")

          1.   Investor Default Amount........................     $3,338,616.31

          2.   Recoveries.....................................       $265,634.21

          3.   Net Default Receivables........................     $3,072,982.10

     b.   The Class A Investor Default Amount

          1.   Investor Default Amount........................     $2,921,289.26

          2.   Recoveries.....................................       $232,429.94

          3.   Net Default Receivables........................     $2,688,859.32

     c.   The Collateral Investor Default Amount

          1.   Investor Default Amount........................       $417,327.05

          2.   Recoveries.....................................        $33,204.27

          3.   Net Default Receivables........................       $384,122.78

     5.   Investor Charge-offs.
          a.   The amount of the Class A Investor Charge-Offs
               per $1,000 interest after
               reimbursement of any such Class A
               Investor Charge-Offs for the Due Period
               with respect to the current Distribution
               Date...........................................             $0.00

          b.   The amount attributable to Class A Investor
               Charge-Offs, if any, by which the principal
               balance of the Class A Certificates exceeds the
               Class A Adjusted Invested Amount as of the end
               of the day on the Record Date with
               respect to the current Distribution
               Date...........................................             $0.00

          c.   The amount of the Collateral Charge-
               Offs, if any, for the Due Period with
               respect to the current Distribution
               Date...........................................             $0.00

          6.   Monthly Servicing Fee.
          a.   The amount of the Monthly Servicing Fee
               payable by the Trust to the Servicer
               with respect to the current Distribution
               Date...........................................       $285,714.29

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          b. The amount of the Interchange Monthly
             Servicing Fee payable to the Servicer
             with respect to the current Distribution
             Date..............................................      $476,190.48

          7. Available Cash Collateral Amount.
          a. The amount, if any, withdrawn
             from the Cash Collateral Account
             for the current Distribution Date
             (the "Withdrawal Amount").........................            $0.00

          b. The amount available to be withdrawn from
             the Cash Collateral Account as of the
             end of the day on the current Distribution
             Date, after giving effect to all with-
             drawals, deposits and payments to be
             made on such Distribution Date (the
             "Available Cash Collateral Amount"
             for the next Distribution Date)...................    $4,571,429.00

          c. The amount as computed in 7.b as a
             percentage of the Class A Adjusted Invested
             Amount after giving effect to all
             reductions thereof on the current
             Distribution Date ................................           1.143%

          8. Collateral Invested Amount.
          a. The Collateral Invested Amount for the
             current Distribution Date.........................   $57,142,858.00

          b. The Collateral Invested Amount after
             giving effect to all withdrawals,
             deposits, and payments on the current
             Distribution Date.................................   $57,142,858.00

          9. Total Enhancement.
          a. The total Enhancement for the current
             Distribution Date.................................   $61,714,287.00

          b. The total Enhancement after giving
             effect to all withdrawals, deposits and
             payments on the current Distribution
             Date..............................................   $61,714,287.00


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          C. The Pool Factor.

             The Pool factor (which represents the ratio
             of the Class A Adjusted Invested Amount on the last  day
             of the month ending on the Record Date
             adjusted for Class A Investor Charge-Offs set
             forth in B.5.a. above and for the distributions
             of principal set forth in A.2 above to the
             Class A Initial Invested Amount).  The amount
             of a Class A Certificateholder's pro rata share
             of the Class A Invested Amount can be determined
             by multiplying the original denomination of the
             holder's Class A Certificate by the Pool
             Factor............................................... 100.00000000%

          D. Principal Funding Account.

             1. The Principal Funding Investment Proceeds
                deposited in the Collection Account for the
                current Distribution date to be treated as
                Class A Available Funds...........................         $0.00

             2. The Excess Principal Funding Investment
                Proceeds for the current Distribution Date........         $0.00

             3. The Principal Funding Account Balance as of
                the end of day on the current Distribution
                Date .............................................         $0.00

             4. The Deficit Controlled Accumulation Amount
                for the preceding Due Period......................         $0.00

          E. Reserve Account.

             1. The Reserve Draw Amount for the current
                Distribution Date ................................         $0.00

             2. The amount on deposit in the Reserve Account
                as of the end of the day on the current
                Distribution Date (the "Available Reserve
                Account Amount" for the next Distribution date)...         $0.00



                             FCC National Bank,
                             Servicer



                             By  /s/ James A. Harwood
                                --------------------------
                             Title:  Vice President

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